DREYFUS U.S. TREASURY SHORT TERM FUND
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LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to report the performance of the Dreyfus U.S. Treasury Short Term Fund. For the six-month reporting period ended June 30, 1998, your Fund produced a total return, including share price changes and dividend income generated, of 2.62% .* Income dividends paid from net investment income during the period amounted to approximately $0.442 per share, representing an annualized distribution rate per share of 6.06%.**

THE ECONOMY

  In recent months, economic developments overseas began to assert a more vigorous influence on the U.S. economy. The first quarter of the 1998 calendar year saw the U.S. trade deficit rising to a new high. Exports contracted due to reduced foreign demand for U.S. products, which resulted in a marked rise in business inventories that could create a drag on future production as stockpiles are depleted. At the same time, imports surged. Spurred by a strong U.S. dollar and robust consumer spending, the increase in cheaper imports helped dampen domestic inflation since American producers had to restrain their prices in order to remain competitive. The suppressive effect of the trade deficit on both domestic production and prices has been fortuitously in concert with the
direction    of   Federal   Reserve   Board   (the   Fed)   monetary   policy.

  The financial difficulties that began in Asia last year have now spread to Latin America and beyond. That tenuous situation and the continued economic instability in Russia have contributed to the Fed' s status quo policy in monetary matters since the Fed is concerned that any increase in short-term interest rates would further unsettle world markets. The last increase in short-term rates came in March 1997 when the Federal Open Market Committee (the policy-making arm of the Fed) raised the target rate for Federal Funds by one quarter of a percent to 5.5%. (The Federal Funds rate is the rate of interest
that   banks   charge   each   other   for   the   use   of   Federal   Funds.)

  Consumers, spurred by real wage gains and a healthy job market, continued to spend freely in the retail sector, giving retailers some of their best months in a decade. In the early years of the current eight-year economic expansion, the retail portion of our economy at times had lagged since consumers feared job insecurity and a resurgence of inflation. The buoyant stock market, low unemployment rate and absence of inflation, however, encouraged consumers to spend. The market for so-called "big ticket" items has been strong: the housing market was solid throughout the reporting period and continues to be, while car
and    truck    sales    are    at    ten-year    highs.

  Unemployment (4.3% at the end of the reporting period) is at a 28-year low. Inflation, at both consumer and producer levels, has been dormant. Workers are benefiting from having their wages rise faster than inflation. The most recently reported statistics on hourly wages (through April) revealed that over the previous 12 months, wages rose 4.4% while the Consumer Price Index increased but 1.4% . The tight labor market and upward pressure on wages, because of their potential for rekindling inflation, have been major concerns of the Federal Reserve. The wage rate increase of 4.4%, compared to 3.7% and 3.1% in the two
previous    years,    illustrates    the    upward    creep    of    wages.

  Over the past few years, gains in worker productivity (output per hour of work) have offset any incipient price pressures from rising wages. Enhanced by the widespread use of technology, productivity rose 1.7% last year and 1.9% in 1996, compared to an average increase of only 1% for the period 1974-1995. These gains are a key factor in the continuation of our high-growth, low-inflation economy. However, productivity gains slowed to 1.1% during the first quarter, the slowest pace in over a year. So far, our economy has been in a charmed circle where even international financial crises have proven supportive of our economic policies. As always, we remain alert for warning signs that the delicate balance that now prevails in our economy might be disturbed.

MARKET ENVIRONMENT

  The bond market has been very strong from a fundamental point of view. Everything from reduced supply of U.S. Treasury debt, to the Asian crisis, to falling commodity prices has worked in the bond market's favor.

  At the time of this letter, it is very hard to find any sentiment regarding the bond market that is not bullish. There are several themes which have produced this optimism in the bond market. The first is that Japan may never put forth a credible financial package, which is a key element to ending the Asian crisis. Second, OPEC members may never actually adhere to any agreed-upon cutbacks in oil production, which would keep oil prices from rising. Also, yields remain very high on a global basis. On the domestic front, inflation is viewed as nonexistent. And, the manufacturing sector of the U.S. economy is already signaling much slower growth ahead.

  The 30-year Treasury bond is trading in a range of 5.5% to 5.85%. Currently, the yield is at the lower end of that range. The above-mentioned themes have been talked about enough that one can assume that at the moment they already are
priced    into    yield    levels.

  When viewing the above bond market themes, you can see that they are somewhat intertwined. If one of them were to change, the others would be modified as well. The Japanese fiscal reform or policy change could have the biggest effect on the direction of the others. While it may take years for recoveries to be in place for Asia, the direction is important. If the fiscal package from Japan is credible and sizable, the financial markets will begin to assume that the worst is behind. This will in turn lift commodity prices as people anticipate a greater need in the future. The "zero inflation" scenario could be hindered by any rise in commodity prices. In fact, core inflation in the U.S. has been moving up. If it were not for the Asian crisis' impact on commodity prices,
fewer    people    would    be    proclaiming    that   inflation   is   dead.

  While only time will tell, the external pressure being exerted on Japan to reform is great by any historical standards. It is our opinion that Japan will reform sooner than the markets are anticipating (albeit it could take years to work through), but we are less enthusiastic about the prediction that rates will fall precipitously further without more defining news on the bond market themes discussed above.

PORTFOLIO OVERVIEW

  In light of our apprehension about a continued bond market rally, we believe that a neutral stance in duration is warranted. Going forward, the target duration will be in the area of 2.3 years. Over the last 12 months the duration of the fund has been as high as 2.7 years, which has worked out well as rates have declined over that time.

  During the reporting period, we have positioned the Fund to take advantage of a flatter yield curve, which has worked well. However, we believe that positioning the Fund for a steepening yield curve might be warranted in the future. The reasons for this are twofold. First, if inflation picks up, even minimally, we expect 30-year Treasury bonds to underperform shorter maturity Treasuries. (Inflation will eat away at longer maturities.) Or, if the economy really does slow down, the Fed will remove their tightening bias which will help shorter maturities to outperform longer-term Treasuries. Second, in economic slowdowns banks could tend to invest capital because loan demand slows. This would mean increased interest in purchasing of shorter maturity securities. So the yield curve steepening structure should perform well in both scenarios.

  We  have  allocated  resources  to  "Treasury  Inflation Protected Securities"
(TIPS) . TIPS represent value on a very simple basis: right now 30-year Treasury bonds yield 5.63% , and 30-year TIPS yield 3.68%. This means that if inflation comes in at 2% or higher for the year then TIPS have better relative value. We plan on acquiring approximately a 15% position in this product.

  Now that this Fund is allowed to purchase government-guaranteed agency securities, we have started to make these types of purchases. We plan on bringing that position to its maximum, which would be 35%, as the opportunities to do so arise. The yield advantage is between 18 to 20 basis points over comparable-maturity Treasuries. This will help to keep a slightly higher income stream.

                                          Very truly yours,





                                          [Gerald E. Thunelius, logo signature]

                                          Portfolio Manager

June 18, 1998

New York, N.Y.

*  Total return includes reinvestment of dividends and any capital gains paid.

** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period.


DREYFUS U.S. TREASURY SHORT TERM FUND
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STATEMENT OF INVESTMENTS                            JUNE 30, 1998 (UNAUDITED)

                                                                                                   Principal

Bonds and Notes--82.4%                                                                              Amount            Value
-------------------------------------------------------                                         _____________     _____________
U.S. Government Agencies--18.0%

   Federal National Mortgage Association,

       Medium-Term Notes:
         5.91%, 2/25/2000                                                                       $  20,000,000     $  20,067,200

         6.94%, 9/5/2007                                                                           13,000,000        13,429,520

                                                                                                                  _____________

                                                                                                                     33,496,720

                                                                                                                  _____________

U.S. Treasury Bonds--13.8%

    11.75%, 2/15/2001                                                                               5,000,000         5,764,650

    13.125%, 5/15/2001                                                                              5,850,000         7,029,594

    11.875%, 11/15/2003                                                                            10,000,000        12,891,300

                                                                                                                  _____________

                                                                                                                     25,685,544

                                                                                                                  _____________

U.S. Treasury Inflation Protection Securities--4.3%

    3.635%, 7/15/2002                                                                           5,000,000 (a)         5,018,505

    3.625%, 4/15/2028                                                                           3,000,000 (a)         2,978,778

                                                                                                                  _____________

                                                                                                                      7,997,283

                                                                                                                  _____________

U.S. Treasury Notes--46.3%

    5.625%, 12/31/1999                                                                             40,000,000        40,070,400

    8.50%, 11/15/2000                                                                              23,400,000        24,933,168

    5.375%, 2/15/2001                                                                               5,000,000         4,983,300

    8%, 5/15/2001                                                                                  15,000,000        15,978,150

                                                                                                                  _____________

                                                                                                                     85,965,018

                                                                                                                  _____________

TOTAL BONDS AND NOTES

    (cost $154,307,083)                                                                                            $153,144,565
                                                                                                                  =============


DREYFUS U.S. TREASURY SHORT TERM FUND
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STATEMENT OF INVESTMENTS                            JUNE 30, 1998 (UNAUDITED)

                                                                                                  Principal

Short-Term Investments--2.1%                                                                        Amount            Value
-------------------------------------------------------                                         _____________     _____________

U.S. Government Agencies--1.2%

   Federal Home Loan Banks,
       5.85%, 7/1/1998                                                                              2,152,000     $   2,152,000

                                                                                                                  _____________

U.S. Treasury Bills--.9%

    4.88%, 8/27/1998                                                                                1,770,000         1,756,371

                                                                                                                  _____________

TOTAL SHORT-TERM INVESTMENTS

    (cost $3,908,324)                                                                                             $   3,908,371

                                                                                                                  =============
TOTAL INVESTMENTS

    (cost $158,215,407)                                                                                 84.5%      $157,052,936

                                                                                                       ======     =============


CASH AND RECEIVABLES (NET)                                                                              15.5%      $ 28,861,506

                                                                                                       ======     =============


NET ASSETS                                                                                             100.0%      $185,914,442

                                                                                                       ======     =============


Notes to Statement of Investments:
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(a) Variable rate security--base interest rate shown--adjustment to interest rate linked to the Consumer Price Index.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS U.S. TREASURY SHORT TERM FUND
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STATEMENT OF ASSETS AND LIABILITIES                 JUNE 30, 1998 (UNAUDITED)

                                                                                                     Cost              Value

                                                                                                 _____________     ____________

ASSETS:                          Investments in securities--See Statement of Investments         $158,215,407      $157,052,936

                                 Receivable for investment securities sold                                           39,988,822

                                 Interest receivable                                                                  1,796,465

                                 Prepaid expenses and other assets                                                       28,372

                                                                                                                   ____________

                                                                                                                    198,866,595

                                                                                                                   ____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                           72,382

                                 Cash overdraft due to custodian                                                     12,820,519

                                 Payable for shares of Beneficial Interest redeemed                                       5,000

                                 Accrued expenses                                                                        54,252

                                                                                                                   ____________

                                                                                                                     12,952,153

                                                                                                                   ____________

NET ASSETS                                                                                                         $185,914,442

                                                                                                                   ============


REPRESENTED BY:                  Paid-in capital                                                                   $203,420,695

                                 Accumulated net realized gain (loss) on investments                                (16,343,782)

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments--Note 4                                                            (1,162,471)

                                                                                                                   ____________

NET ASSETS                                                                                                         $185,914,442

                                                                                                                   ============

SHARES OUTSTANDING

(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED)                                       12,641,502

NET ASSET VALUE, offering and redemption price per share                                                                 $14.71

                                                                                                                         ======


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS U.S. TREASURY SHORT TERM FUND
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STATEMENT OF OPERATIONS            SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME
INCOME                           Interest Income                                                                     $6,429,135

EXPENSES:                        Management fee--Note 3(a)                                        $   564,628

                                 Shareholder servicing costs--Note 3(b)                               251,221

                                 Professional fees                                                     26,051

                                 Trustees' fees and expenses--Note 3(c)                                20,160

                                 Registration fees                                                     19,501

                                 Prospectus and shareholders' reports                                  13,513

                                 Custodian fees--Note 3(b)                                              8,737

                                 Miscellaneous                                                          3,762

                                                                                                  ___________

                                        Total Expenses                                                907,573

                                 Less--reduction in management fee due to
                                    undertaking--Note 3(a)                                          (168,532)

                                                                                                  ___________

                                        Net Expenses                                                                    739,041

                                                                                                                     __________

INVESTMENT INCOME-NET                                                                                                 5,690,094

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments                        $    (55,880)

                                 Net unrealized appreciation (depreciation) on investments          (786,583)

                                                                                                  ___________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                                                (842,463)

                                                                                                                     __________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                 $4,847,631

                                                                                                                     ==========


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS U.S. TREASURY SHORT TERM FUND
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STATEMENT OF CHANGES IN NET ASSETS

                                                                                      Six Months Ended

                                                                                        June 30, 1998           Year Ended

                                                                                         (Unaudited)         December 31, 1997


                                                                                       ________________       _______________


OPERATIONS:
  Investment income--net                                                                $    5,690,094         $  11,398,441

  Net realized gain (loss) on investments                                                      (55,880)             (717,246)

  Net unrealized appreciation (depreciation) on investments                                   (786,583)               78,906

                                                                                         _____________         _____________

    Net Increase (Decrease) in Net Assets Resulting from Operations                          4,847,631            10,760,101

                                                                                         _____________         _____________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net                                                                    (5,690,094)          (11,398,441)

                                                                                         _____________         _____________

BENEFICIAL INTEREST TRANSACTIONS:

  Net proceeds from shares sold                                                             19,530,211            75,922,946

  Dividends reinvested                                                                       4,564,204             8,803,233

  Cost of shares redeemed                                                                  (32,735,271)          (76,516,414)

                                                                                         _____________         _____________

    Increase (Decrease) in Net Assets from Beneficial Interest Transactions                 (8,640,856)            8,209,765

                                                                                         _____________         _____________

       Total Increase (Decrease) in Net Assets                                              (9,483,319)            7,571,425

NET ASSETS:

  Beginning of Period                                                                      195,397,761           187,826,336

                                                                                         _____________         _____________

  End of Period                                                                           $185,914,442          $195,397,761

                                                                                         =============         =============


                                                                                            Shares                Shares

                                                                                         _____________         _____________

CAPITAL SHARE TRANSACTIONS:

  Shares sold                                                                                1,316,879             5,152,734

  Shares issued for dividends reinvested                                                       309,555               597,616

  Shares redeemed                                                                           (2,218,185)           (5,194,788)

                                                                                         _____________         _____________

    Net Increase (Decrease) in Shares Outstanding                                             (591,751)              555,562

                                                                                         =============         =============


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS U.S. TREASURY SHORT TERM FUND
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FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                        Six Months Ended

                                                         June 30, 1998                      Year Ended December 31,

                                                         _____________     ____________________________________________________

PER SHARE DATA:                                           (Unaudited)        1997       1996       1995       1994      1993

                                                           __________       ______     ______     ______    ______     ______
   Net asset value, beginning of period                      $14.77         $14.82     $15.14     $14.55    $15.75     $15.91

                                                             ______         ______     ______     ______    ______     ______

   Investment Operations:

   Investment income--net                                       .44            .93        .90       1.03      1.15       1.25

   Net realized and unrealized gain (loss)
       on investments                                          (.06)          (.05)      (.32)       .59     (1.20)      (.16)

                                                            ______          ______     ______     ______    ______     ______

   Total from Investment Operations                             .38            .88        .58       1.62      (.05)      1.09

                                                            ______          ______     ______     ______    ______     ______

   Distributions:

   Dividends from investment income--net                      (.44)           (.93)      (.90)     (1.03)    (1.15)     (1.25)

                                                            ______          ______     ______     ______    ______     ______

   Net asset value, end of period                           $14.71          $14.77     $14.82     $15.14     $14.55    $15.75

                                                            ======          ======     ======     ======     ======    ======

TOTAL INVESTMENT RETURN                                       5.28%(1)        6.12%      4.07%     11.38%      (.33%)    7.03%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets                     .79%(1)         .70%       .70%       .65%       .35%      .11%

   Ratio of net investment income
       to average net assets                                  6.05%(1)        6.29%      6.04%      6.90%      7.61%      7.82%

   Decrease reflected in above expense ratios
       due to undertakings by the Manager                      .18%(1)         .31%       .27%       .29%       .59%       .85%

   Portfolio Turnover Rate                                  325.94%(2)      563.77%    539.38%    480.44%    499.11%    322.62%

   Net Assets, end of period (000's Omitted)               $185,914         $195,398   $187,826  $188,726   $172,556   $188,300
-----------------------------

(1) Annualized.

(2) Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS U.S. TREASURY SHORT TERM FUND
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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus U.S. Treasury Short Term Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.

  Effective May 15, 1998, the Fund changed its name from "Dreyfus 100% U.S. Treasury Short Term Fund" to "Dreyfus U.S. Treasury Short Term Fund".

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custodian agreement, the Fund receives net earnings credits based on available cash balances left on deposit.

  (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

  (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes

  The Fund has an unused capital loss carryover of approximately $16,288,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1997. If not applied, $10,865,000 of the carryover expires in fiscal 2002, $2,004,000 expires in fiscal 2003, $2,702,000 expires in fiscal 2004 and $717,000 expires in fiscal 2005.

NOTE 2--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended June 30, 1998, the Fund did not borrow under the line of credit.

DREYFUS U.S. TREASURY SHORT TERM FUND
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NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken from January 1, 1998 through June 30, 1998 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses (exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses) exceeded specified annual percentages of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $168,532 during the period ended June 30, 1998.

  (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 1998, the Fund was charged $142,507 pursuant to the Shareholder Services Plan.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended June 30, 1998, the Fund was charged $45,912 pursuant to the transfer agency agreement.

  The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended June 30, 1998, the Fund was charged $8,737 pursuant to the custody agreement.

  (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Trustee Emeritus receives 50% of such compensation.

NOTE 4--SECURITIES TRANSACTIONS:

  The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 1998, amounted to $572,824,412 and $611,269,138, respectively.

  At June 30, 1998, accumulated net unrealized depreciation on investments was $1,162,471, consisting of $66,343 gross unrealized appreciation and $1,228,814 gross unrealized depreciation.

  At June 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


[reg.tm, logo signature]
[reg.tm, logo signature]

DREYFUS U.S. TREASURY

SHORT TERM FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940










Printed in U.S.A.                                              081SA986

U.S. Treasury

Short Term Fund

Semi-Annual

Report

June 30, 1998